EXHIBIT 99.3

                  FORM OF PROXY FOR USE BY THE SHAREHOLDERS OF
                     THE FIDELITY DEPOSIT AND DISCOUNT BANK

                     THE FIDELITY DEPOSIT AND DISCOUNT BANK

                                      PROXY


                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 2, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby constitutes and appoints Samuel C. Cali, Herbert M. McDonald and David L. Tressler, each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of The Fidelity Deposit and Discount Bank (the "Bank") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the bank to be held at the Bank's main office at Blakely and Drinker Streets, Dunmore, Pennsylvania 18512 on Tuesday, May 2, 2000, at 3:00 p.m., Eastern Time, and at any adjournment or postponement thereof as follows:


     1. Proposal to approve and adopt the Plan of Reorganization and Plan of Merger, dated December 21, 1999, providing for:

         o The reorganization of the Bank as the wholly owned subsidiary of Fidelity D & D Bancorp, Inc., a Pennsylvania corporation organized by the Bank to become the Bank's holding company, through the merger of the Fidelity Deposit and Discount Interim Bank, a Pennsylvania chartered banking institution and subsidiary of Fidelity D & D Bancorp, Inc., into the bank, and

         o The exchange of each share of common stock of the Bank for 2 shares of common stock of Fidelity D & D Bancorp, Inc.

         [    ]  FOR              [     ]  AGAINST          [     ]  ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.

     2. Proposal to fix the number of Class A directors to be elected at the Annual Meeting at 4.

         [    ]  FOR              [     ]  AGAINST          [     ]  ABSTAIN

         The Board of Directors recommends a vote FOR this proposal.

     3. Proposal to elect 4 Class A directors to serve on the Bank's Board of Directors for a 3-year term, as follows:

         o   Paul A. Barrett, Esquire
         o   John T. Cognetti
         o   John F. Glinsky, Jr.
         o   Michael J. McDonald, Esquire

         [  ]  FOR all nominees listed            [  ]  WITHHOLD AUTHORITY
               above (except as marked                  to vote for ALL nominees
               to the contrary below)*                  listed above

     The Board of Directors recommends a vote FOR the election of these nominees.

     *Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

--------------------------------------------------------------------------------


     4. Proposal to ratify the selection of Parente Randolph, P.C., Certified Public Accountants, of Wilkes-Barre, Pennsylvania, as the independent auditors for the bank for the year ending December 31, 2000.

         [    ]  FOR              [     ]  AGAINST          [     ]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.



--------------------------------------------------------------------------------



     5. Proposal to adjourn the Annual Meeting of Shareholders to a later date to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to constitute a quorum or to approve the Plan of Reorganization and Plan of Merger.

         [    ]  FOR              [     ]  AGAINST          [     ]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.


--------------------------------------------------------------------------------


     6. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders and any adjournment.

     This proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, 4 and 5.


                                    Dated:                             , 2000
                                          -----------------------------


                                    -----------------------------------------
                                    Signature


                                    -----------------------------------------
                                    Signature


Number of Shares Held of Record on March 24, 2000:


o This proxy must be dated, signed by the shareholder(s) and returned promptly to the Bank in the enclosed envelope.

o When signing as attorney, executor, administrator, trustee or guardian, please give full title.

o    If more than one trustee, all should sign.

o    If stock is held jointly, each owner should sign.